                                                                     Exhibit 4.1


[NUMBER                                                                  [SHARES
SEAL]                                                                      SEAL]
                                [INTERSTATE LOGO]
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

CLASS A COMMON STOCK                                        CLASS A COMMON STOCK
                                                               CUSIP 46088R 10 8

THIS CERTIFIES THAT

is the owner of
                                                                     See Reverse
                                                               Certificate Defn.

      SHARES OF THE PAR VALUE OF $.01 EACH, OF THE CLASS A COMMON STOCK OF

                          INTERSTATE HOTELS CORPORATION

transferable only on the stock transfer books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. Such shares are non-withdrawable and not of an insurable type. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers Dated:

        Timothy Q. Hudak     [INTERSTATE SEAL]            Thomas F. Hewitt
           SECRETARY                                    CHAIRMAN OF THE BOARD

                          INTERSTATE HOTELS CORPORATION

         THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE, UPON REQUEST TO THE TRANSFER AGENT AND REGISTRAR, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OF THE CORPORATION AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF PREFERRED STOCK SO FAR AS THE SAME (IF ANY) HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN            -- as tenants in common                     UNIF GIFT MIN. ACT -- _______ Custodian_______
TEN ENT        -- as tenants by the entireties                                    (Cust)          (Minor)
JT TEN         -- as joint tenants with right of                               under Uniform Gifts to Minors
                  suvivorship and not as tenants                               Act_________________________
                  in common                                                                (State)

                   Additional abbreviations may also be used though not in the above list.

         For Value Received, ______________________________ hereby sell, assign, and transfer unto

Please insert Social Security or Other
    Identifying number of Assignee
[            BOX                ]

______________________________________________________________________________
   (Please print or typewrite name and address including zip code of Assignee)
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________ Shares of
the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________, Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_______________________________

                                     ------------------------------------------
                                     NOTICE:   The signature to this assignment
                                               must correspond with the name as
                                               written upon the face of the
                                               certificate in every particular,
                                               without alteration or enlargement
                                               or any change whatever.


                                    The signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                    [     BOX     ]
                                    SIGNATURE(S) GUARANTEED BY: